EXHIBIT 10.10B

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

FIRST AMENDMENT TO

ASSET PURCHASE AGREEMENT

BE IT KNOWN, that before the undersigned Notaries Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

FELICIANA VENTURES, INC., a Louisiana corporation, domiciled and with its principal place of business in the Parish of St. Helena and whose mailing address is declared to be P.O. Box 339, Amite, Louisiana 70422 (“Feliciana”), by and through its duly authorized Secretary-Treasurer, Minnie L. Hughes;

FOREST GOLD TRUCK PLAZA AND CASINO, L.L.C., a Louisiana limited liability company, domiciled and with its principal place of business in the Parish of St. Helena and whose mailing address is declared to be P.O. Box 339, Amite, Louisiana 70422 (“Forest Gold”), by and through its duly authorized Manager, Minnie L. Hughes.;

ST. HELENA EXPRESS & CASINO, L.L.C., a Louisiana limited liability company, domiciled and with its principal place of business in the Parish of St. Helena and whose mailing address is declared to be P.O. Box 339, Amite, Louisiana 70422 (“St. Helena”), by and through its duly authorized Manager, Minnie L. Hughes;

SEABUCKLE GAMING, INC., a Louisiana corporation, domiciled and with its principal place of business in the Parish of St. Helena and whose mailing address is declared to be P.O. Box 339, Amite, Louisiana 70422 (“Seabuckle”), by and through its duly authorized agent, Minnie L. Hughes;

JANICE M. PENN (“JMP”), domiciled and having her principal place of business in the State of Louisiana and whose mailing address is declared to be P.O. Box 339, Amite, Louisiana 70422, appearing through her duly authorized agent, Claude M. Penn, Jr.;

MINNIE L. HUGHES (“Hughes”), domiciled and having her principal place of business in the State of Louisiana and whose mailing address is declared to be P.O. Box 339, Amite, Louisiana 70422 (“Hughes”);

And now to these presents came and appeared, CLAUDE M. PENN, Jr. (“CMP”), to join, ratify and confirm the acts of the foregoing, although not as owner of any of the foregoing, but to bind himself, personally as if a Seller hereunder, domiciled and having his principal place of business in the State of Louisiana and whose mailing address is declared to be P.O. Box 339, Amite, Louisiana 70422;

(Feliciana, Forest Gold, St. Helena, JMP and Hughes are each referred to individually herein as “Seller” and collectively as “Sellers”, and shall also include, for all purposes hereunder, CMP.)

and

GAMECO HOLDINGS, INC., a Delaware corporation, with offices at 718 S. Buchanan, Suite C, Lafayette, Louisiana 70501 (“Purchaser”), represented herein by Jeffrey P. Jacobs, its duly authorized representative;

all of whom did execute THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT  (“First Amendment”) as of the 10th day of July, 2006 (“Amendment Date”).

RECITALS

A.                                   The Sellers and Purchaser entered into that certain Asset Purchase Agreement, dated as of May 17, 2006 (“Agreement”); and

B.                                     The parties now wish to amend the terms and conditions of the Agreement by this First Amendment.

NOW, THEREFORE, in consideration of the mutual agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The foregoing recitals are incorporated herein as if fully rewritten herein.

2.             The definition of “Escrow Hold Back” as contained in Section 1.1 is hereby deleted in its entirety and replaced with the following:

“Escrow Hold Back shall equal the sum of One Hundred Fifty Thousand Dollars ($150,000.00).”

3.             Section 10(j)(ii) is hereby deleted in its entirety and replaced with the following:

“(ii)         In addition to the foregoing and not in lieu thereof, Sellers acknowledge the results of certain Phase II Environmental Site Assessment Studies, as described on Exhibit J, attached hereto and incorporated by this reference herein (the “Findings”). Sellers acknowledge that this is a condition that arose and exists prior to any Closing hereunder and, therefore, is and shall remain the responsibility of the Sellers. The costs and expenses of any additional testing, monitoring and all remediation, if any, shall be the sole obligation of the Sellers and the Sellers do hereby agree to each of the following:

(a)           With regard to the Findings, St. Helena, shall timely file a “Single Point of Contact” form with the Louisiana Department of Environmental Quality (“LDEQ”) in form and substance reasonably acceptable to the Purchaser (“Report”), identifying the date of discovery as occurring prior to the Closing Date. Sellers shall have the right, at their sole cost and expense, to timely conduct their own investigations and environmental studies to analyze the Findings; provided, however, no such additional investigations or environmental studies shall interfere with the Purchaser’s operations of the Businesses and the Sellers shall indemnify, hold harmless and defend the Purchaser from any damages caused to the Businesses from the same, nor shall such activities cause any delay in complying with the requirements of any law, rule or regulation related to or governing the Findings.

(b)           Purchaser, following the Closing, shall coordinate further communications regarding the Findings with the LDEQ and shall, with the approval of St. Helena which shall not be unreasonably withheld, conditioned or delayed, coordinate any and all actions required by the LDEQ in response to the Findings or the Report or as may otherwise be necessary to correct the Findings. Provided each is reasonably acceptable to the Purchaser, Purchaser agrees to use contractors designated by the Sellers for work performed under this Section 10(j)(ii). All costs, fines and expenses, including, if any, all costs of remediation related to the Findings or the Report shall be the obligation of the Sellers and, in addition to the Seller’s personal liability for the same, the Purchaser shall have the right to have such costs, expenses or fines paid out of the Escrow Hold Back.

(c)           Each of Sellers does hereby indemnify, defend and hold harmless the Purchaser and each of its Affiliates, their owners, officers, members, shareholders, directors, managers, employees and agents, from and against any and all claims, lawsuits, costs, expenses, damages, fines, debts or obligations, including reasonable attorney’s fees and costs of investigation, related to or arising out of the Findings or the Report, even if arising or accruing after the Closing Date.

(d)           If required by the LDEQ or any other governmental agency, in addition to all other costs and expenses set forth above, Sellers shall, at their sole cost and expense, provide, using an environmental consultant reasonably acceptable to the Purchaser, a final Environmental Phase I and Phase II Site Assessment Study following the remediation of the Findings.

(e)           Promptly after that date which is the later of: (i) six (6) full calendar months after the Closing Date; or (ii) ten (10) days after the Purchaser’s receipt of a “No Further Action” letter from the LDEQ regarding the Findings and the Report, Escrow Agent shall release any funds then remaining in the Escrow Hold Back to the Sellers.

(f)            To the extent any Findings are subsequently determined to have been the result of the actions of any of the Purchaser’s contractors or agents, then notwithstanding anything contained herein to the contrary, Sellers shall have no liability for such Finding and any and all costs, expenses and fines related to the same shall be the obligation of the Purchaser.

4.             The following is added as Section 11.27:

“11.27     Release of Mortgages. Sellers agree that concurrently with the Purchaser, or its designees: (i) making sufficient payment upon the then outstanding principal balance under the Promissory Notes such that the combined outstanding principal balances thereof shall be equal to or less the then amount of the letter of credit referred to in the Guaranty (“Letter of Credit”); or (ii) posting additional security, reasonably acceptable to the Sellers, in an amount equal to: (A) the then outstanding combined principal balances of the Promissory Notes; and (B) less the then amount of the Letter(s) of Credit, that in each such event Sellers shall concurrently therewith release the Mortgages.”

5.             The following is added as Section 11.28:

“11.28     Letter(s) of Credit.                Guarantors (as defined in the Guaranty) under the Guaranty acknowledge that they are obligated, at the Closing, to deliver Letter(s) of Credit in the combined amount of $3,500,000.00. Should such Letters of Credit expire prior to either the expiration of the Term of the Promissory Notes (as defined therein); or their being paid in full, the Guarantors shall provide to the applicable Sellers replacements for each such expiring Letter of Credit not later than ten (10) days prior to each such Letter of Credit’s expiration. Notwithstanding anything contained herein to the contrary, the failure of the Guarantors to timely provide replacement Letters of Credit shall constitute an event of default under the Promissory Notes, without the necessity of notice from the payee.”

6.                                       The following is added as Section 11.29:

“11.29  Refinancing. Feliciana and Forest Gold acknowledge that Purchaser, or its designees, may refinance the debt obligations extended, as of the Closing, by any Senior Debt Holder (as defined in the Promissory Notes), including, but not limited to, Cameron State Bank and Gameco Holdings, Inc. Feliciana and Forest Gold agree, as part of such refinancing(s), to execute such documents, including subordinations and releases and re-filing of the Mortgages, as may be necessary or required to secure and accomplish such refinancing(s); provided, however, in no event shall such refinancing result in the original principal balance of any such senior debt obligation being more than 120% of the original principal obligation of such senior debt obligation as extended on the Closing Date, and, provided, further, that immediately after the conclusion of any such refinancing, Feliciana and Forest Gold, as applicable, shall be in the same position as second mortgage holders, as they existed at the conclusion of the Closing hereunder. This limitation shall not apply to the assumption of the Promissory

Notes by an Affiliate of the Purchaser as permitted under the Promissory Notes.”

7.            Except as expressly modified by this First Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. In the event of a conflict between the terms and conditions of the Agreement and this First Amendment, the terms and conditions of this First Amendment shall control.

8.             All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

9.             This First Amendment shall be construed in accordance with the laws of the State of Louisiana, without regard to principles of conflict of laws.

10.           SUBMISSION TO JURISDICTION AND VENUE, CONSENT TO SERVICE OF PROCESS, ETC. TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER AND EACH SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A)          AGREE THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS FIRST AMENDMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT IN CONNECTION WITH THE FOREGOING (COLLECTIVELY, “RELATED LITIGATION”) TO WHICH EITHER IS OR MAY BE A PARTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN BATON ROUGE, LOUISIANA, AND SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND AGREES NOT TO BRING ANY RELATED LITIGATION IN ANY OTHER FORUM;

(B)           ACKNOWLEDGE THAT SUCH COURTS WILL BE THE MOST CONVENIENT FORUM FOR ANY RELATED LITIGATION, WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVE ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT; AND

(C)           CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS FOR NOTICES DESCRIBED IN THE AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

11.           JURY WAIVER  TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER AND EACH SELLER HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, CAUSES OF ACTION OR SUITS ARISING FROM OR RELATED TO THE SUBJECT MATTER OF THIS FIRST AMENDMENT.

12.           This First Amendment may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original.

[The remainder of this page is left intentionally blank.]

THUS DONE AND PASSED on the 12th day of July, 2006, in the Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			SELLER:

/s/ Chad Tate			FELICIANA VENTURES, INC.,
a Louisiana corporation
Printed Name:	Chad Tate

			By:	/s/ Minnie L. Hughes
/s/ Andrew Day				Minnie L. Hughes
Printed Name:	Andrew Day			Secretary - Treasurer

		/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			SELLER:

/s/ Chad Tate			FOREST GOLD TRUCK PLAZA AND CASINO,
Printed Name:	Chad Tate		L.L.C., a Louisiana limited liability company

			By:	/s/ Minne L. Hughes
/s/ Andrew Day				Minnie L. Hughes
Printed Name:	Andrew Day			Manager

		/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			SELLER:

/s/ Chad Tate			ST. HELENA EXPRESS AND CASINO,
Printed Name:	Chad Tate		L.L.C., a Louisiana limited liability
company

			By:	/s/ Minne L. Hughes
/s/ Andrew Day				Minnie L. Hughes
Printed Name:	Andrew Day			Manager

		/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			SELLER:

/s/ Chad Tate			SEABUCKLE GAMING, INC., a Louisiana
Printed Name:	Chad Tate		corporation

			By:	/s/ Minne L. Hughes
/s/ Andrew Day				Minnie L. Hughes
Printed Name:	Andrew Day			Authorized Agent

		/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			SELLER:

JANICE M. PENN, Individually

/s/ Chad Tate			/s/	Janice M. Penn
Printed Name:	Chad Tate

/s/ Andrew Day
Printed Name:	Andrew Day

		/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			SELLER:

MINNIE L. HUGHES, Individually

/s/ Chad Tate			/s/ Minnie L. Hughes
Printed Name:	Chad Tate

/s/ Andrew Day
Printed Name:	Andrew Day

		/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			SELLER:

CLAUDE M. PENN, JR., Individually

/s/ Chad Tate			/s/	Claude M. Penn
Printed Name:	Chad Tate

/s/ Andrew Day
Printed Name:	Andrew Day

		/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the County/Parish of Cuyahoga, State of Ohio, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:			PURCHASER:

GAMECO HOLDINGS, INC.,
/s/	Chrissy A. DeNitto		a Delaware corporation
Printed Name:	Chrissy A. DeNitto
			By:	/s/ Jeffrey P. Jacobs
Jeffrey P. Jacobs
/s/ Stephen P. Owendoff			Authorized Representative
Printed Name:	Stephen P. Owendoff

		/s/	Stephen P. Owendoff
NOTARY PUBLIC

		Printed Name:	Stephen P. Owendoff

THUS DONE AND PASSED on the     day of July, 2006, in the County of            , State of                         , the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:	SOUTHERN TRADING COPRORATION:
a Louisiana corporation
Printed Name:

	By:	Lanis J. Viator
Lanis J. Viator, authorized representative

Printed Name:

NOTARY PUBLIC

Printed Name/Notary Number

AND NOW APPEARING, solely for the purpose of delivering the Guaranty:

THUS DONE AND PASSED on the 10th day of July, 2006, in the County/Parish of Cuyahoga, State of Ohi, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:		JEFFREY P. JACOBS, Individually

/s/	Chrissy A. DeNitto	/s/ Jeffrey P. Jacobs
Printed Name:	Chrissy A. DeNitto

/s/ Stephen P. Owendoff
Printed Name:	Stephen P. Owendoff
	/s/	Stephen P. Owendoff
NOTARY PUBLIC
	Printed Name:	Stephen P. Owendoff

THUS DONE AND PASSED on the 12th day of July, 2006, in the County/Parish of _East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:		JACOBS FAMILY CONTROL TRUST

/s/ Chad Tate		By:	/s/ Stanley R. Gorom
Printed Name:	Chad Tate	Stanley R. Gorom III, Trustee of the Jacobs
Family Control Trust
/s/ Andrew Day
Printed Name:	Andrew Day

/s/ A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC

THUS DONE AND PASSED on the 12th day of July, 2006, in the County/Parish of East Baton Rouge, State of Louisiana, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:		JACOBS FAMILY ECONOMIC TRUST

/s/ Chad Tate		By:	/s/ Stanley R. Gorom
Printed Name:	Chad Tate	Stanley R. Gorom III, Trustee of the Jacobs
Family Control Trust
/s/ Andrew Day
Printed Name:	Andrew Day

	/s/	A. Shelby
A. Shelby Easterly, Bar No. 5253
NOTARY PUBLIC